UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2024
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events
As previously disclosed, in December 2022, certain wholly-owned subsidiaries of Creative Media & Community Trust Corporation (the “Company”), consisting of 9460 Wilshire Blvd (BH) Owner, L.P., CIM/11600 Wilshire (Los Angeles), LP, CIM/11620 Wilshire (Los Angeles), LP, 1130 Howard (SF) Owner, L.P., CIM Urban REIT Properties IX, L.P., CIM/J Street Hotel Sacramento, L.P., CIM/J Street Garage Sacramento, L.P., and Two Kaiser Plaza (Oakland) Owner, LLC (each, a “Borrower” and, together, the “Borrowers”), entered into an Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders from time to time party thereto (the “Credit Agreement”).

On October 24, 2024, lenders under the 2022 credit facility and the Company entered into an agreement (the “Third Modification Agreement”) pursuant to which the lenders waived an event of default with respect to the Company’s non-compliance with a financial covenant for the test period ending September 30, 2024. Pursuant to the Third Modification Agreement, the aggregate commitments under the 2022 credit facility were reduced from $206,230,000.00 to $169,263,000.00. Pursuant to the Third Modification Agreement, the Company and the lenders agreed that, starting April 1, 2025, excess cash flow generated by the Borrowers under the 2022 credit facility will be deposited into a collateral account controlled by the administrative agent. The Borrowers’ ability to withdraw funds from the collateral account will be limited to specified uses and subject to certain requirements. In addition, the lenders agreed (i) to modify the borrowing base formula to remove certain limitations on the inclusion of office, retail, flex office/industrial and standalone parking assets and (ii) subject to certain conditions, to release assets relating to the Sheraton Grand Hotel in Sacramento, California to facilitate a refinancing of such property. The Third Modification Agreement did not waive compliance with the financial covenant for the test period ending December 31, 2024 or any future period.

The foregoing description of the Third Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Modification Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Third Modification Agreement, dated October 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: October 29, 2024	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer